CLASS A COMMON                                                   CLASS A COMMON
                                     SCHEID
                                    VINEYARDS

INCORPORATED UNDER THE LAWS                 SEE REVERSE FOR CERTAIN DEFINITIONS
  OF THE STATE OF DELAWARE                       CUSIP 806403 10 1

THIS CERTIFIES THAT
                                    SPECIMEN

IS THE RECORD HOLDER OF

FULLY PAID AND NONASSESSABLE SHARES OF THE CLASS A COMMON STOCK  $.001 PAR VALUE
                          OF SCHEID VINEYARDS INC.
transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and
                                   Registrar.
WITNESS the facsimile seal of the Corporation and the facsimile signature of its duly authorized officers.
Dated:

SPECIMEN                                [SEAL]                  SPECIMEN
TREASURER                                                 CHAIRMAN OF THE BOARD

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     The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal offices of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM - as tenants in common                UNIF GIFT MIN ACT - ..........Custodian...............
TEN ENT - as tenants by the entireties                              (Cust)               (Minor)
JT TEN  - as joint tenants with right of      under Uniform Gifts to Minors Act.....................
          survivorship and not as tenants                                          (State)
          in common                           UNIF TRF MIN ACT - .........Custodian (until age.....)
                                                                   (Cust)
                                              .........under Uniform Transfers to Minors Act........
                                               (Minor)                                      (State)


    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, _____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
  ______________________________

_______________________________________________________________________________
   (PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
_______________________________________________________________________________
_______________________________________________________________________________
_________________________________________________________________________Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _______________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated____________________________  X___________________________________________
                                   X___________________________________________
                           NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                   CORRESPOND WITH THE NAME(S) AS WRITTEN UPON
                                   THE FACE OF THE CERTIFICATE IN EVERY
                                   PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed
By____________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED MEDALLION SIGNATURE GUARANTEE PROGRAM). PURSUANT TO S.E.C. RULE 17Ad-15.